UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2014

National Graphite Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-53284	27-3787574
(Commission File Number)	(IRS Employer Identification No.)

Immermannstr. 65A, Dusseldorf, Germany	42010
(Address of Principal Executive Offices)	(Zip Code)

49 211 699380

(Registrant’s Telephone Number, Including Area Code)

7230 Indian Creek Lane, Suite 201, Las Vegas, Nevada 89149

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

£   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

£   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

£   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

£   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 23, 2015, National Graphite Corp. (the “Company”) filed a Current Report Form 8-K/A (the “Filing”) with the Securities and Exchange Commission. The Filing was made in error and contained information from a working draft and not the final information.  This 8-K/Amendment Number 2 (“8-K/A-2”) corrects this error and the information contained in the Filing.  This 8-K/A-2 supersedes and replaces the Filing in its entirety.

Background

On October 28, 2014, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”) in connection with the closing on October 24, 2014 of acquisition of Biotech Development Corp., a Nevada corporation (“BDC”) pursuant to the Share Exchange Agreement dated September 30, 2014 (the “Exchange Agreement”) which resulted in BDC becoming a wholly-owned subsidiary of the Company.  This Current Report on Form 8-K/A-2 amends Item 9.01 of the Original 8-K to present certain financial information required under Item 9.01 that was previously omitted in accordance with Item 9.01(a)(4) and Item 9.01(b)(2).

Except for filing of the financial information required under Item 9.01, this 8-K/A-2 does not amend or update any other information contained in the original 8-K.

Item 9.01 – Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.  The audited financial statements of Biotech Development Corp., as of May 31, 2014 and May 31, 2013, and for each of the two years in the period ending May 31, 2014.

(b)

Pro forma Financial Information.  The unaudited pro forma financial information with respect to the transaction described in Item 2.01of the original 8-K.

BIOTECH DEVELOPMENT CORP.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

AND

FINANCIAL STATEMENTS

For the Year Ended May 31, 2014 and

the Period from Inception on May 6, 2013

through May 31, 2013

TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm

 5

Balance Sheets

 6

Statements of Operations

 7

Statement of Stockholders’ Deficit

 8

Statements of Cash Flows

9

Notes to Financial Statements

 10 to 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Biotech Development Corp.

We have audited the accompanying balance sheets of Biotech Development Corp. (“the Company”) as of May 31, 2014 and 2013, and the related statements of operations, stockholders’ deficit and cash flows for the year ended May 31, 2014 and for the period from inception on May 6, 2013 through May 31, 2013.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Biotech Development Corp. as of May 31, 2014 and 2013, and the results of its operations and cash flows for the year ended May 31, 2014 and for the period from inception on May 6, 2013 through May 31, 2013, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a working capital deficit of $939,892 and an accumulated deficit of $932,885 and will need additional working capital to service its debt and for its planned activities, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in the notes to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Salt Lake City, UT

April 22, 2015

BIOTECH DEVELOPMENT CORP.
Balance Sheets

ASSETS

	May 31,	May 31,
	2014	2013

CURRENT ASSETS

Cash	$4,893	$-

Total Current Assets	4,893	-

TOTAL ASSETS	$4,893	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES

Accounts payable and accrued liabilities	$14,407	$417
Notes payable - related parties	253,000	203,000
Notes payable	673,269	603,221
Convertible notes payable	4,109	-

Total Current Liabilities	944,785	806,638

TOTAL LIABILITIES	944,785	806,638

STOCKHOLDERS' DEFICIT

Common stock; 500,000,000 shares authorized,
at $0.001 par value, 25,000,000 shares issued
and outstanding, respectively	25,000	25,000
Additional paid-in capital	1,000	-
Stock subscriptions receivable	(10,000)	(10,000)
Other comprehensive income	(23,007)	5,838
Accumulated deficit	(932,885)	(827,476)

Total Stockholders' Deficit	(939,892)	(806,638)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$4,893	$-

The accompanying notes are an integral part of these financial statements.

BIOTECH DEVELOPMENT CORP.
Statements of Operations

		From Inception
	For the	on May 6,
	Year Ended	2013 Through
	May 31,	May 31,
	2014	2013

REVENUES	$-	$-

OPERATING EXPENSES

Research and development	91,204	203,000
General and administrative	3,415	15,000
Total operating expenses	94,619	218,000

LOSS FROM OPERATIONS	(94,619)	(218,000)

OTHER EXPENSE

Interest expense	(10,790)	(417)

LOSS BEFORE PROVISION FOR INCOME TAXES	(105,409)	(218,417)

Provision for income taxes	-	-

NET LOSS	$(105,409)	$(218,417)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING	25,000,000	25,000,000

The accompanying notes are an integral part of these financial statements.

BIOTECH DEVELOPMENT CORP.
Statements of Stockholders' Deficit
					Accumulated
			Additional	Stock	Other
	Common Stock		Paid-in	Subscriptions	Comprehensive	Accumulated
	Shares	Amount	Capital	Receivable	Income (Loss)	Deficit	Total

Balance at inception on	-	$-	$-	$-	$-	$(609,059)	$(609,059)
May 6, 2013

Common shares issued to founders for cash	10,000,000	10,000	-	(10,000)	-	-	-

Common shares issued to founders for services	15,000,000	15,000	-	-	-	-	15,000

Other comprehensive income	-	-	-	-	5,838	-	5,838

Net loss for the period ended
from inception on May 6, 2013
through May 31, 2013	-	-	-	-	-	(218,417)	(218,417)

Balance, May 31, 2013	25,000,000	25,000	-	(10,000)	5,838	(827,476)	(806,638)

Contributed capital	-	-	1,000	-	-	-	1,000

Other comprehensive loss	-	-	-	-	(28,845)	-	(28,845)

Net loss for the period ended
May 31, 2014	-	-	-	-	-	(105,409)	(105,409)

Balance, May 31, 2014	25,000,000	$25,000	$1,000	$(10,000)	$(23,007)	$(932,885)	$(939,892)
The accompanying notes are an integral part of these financial statements.

BIOTECH DEVELOPMENT CORP.
Statements of Cash Flows

		From Inception
		on May 6,
	For the Year	2013 Through
	Ended May 31,	May 31,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(105,409)	$(218,417)
Adjustments to reconcile loss
to cash flows from operating activities
Common stock issued for services	-	15,000
Research and development	50,000	203,000
Changes in operating assets and liabilities
Accounts payable and accrued liabilities	13,989	417

Net Cash Used in Operating Activities	(41,420)	-

CASH FLOWS FROM INVESTING ACTIVITIES	-	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable	41,204	-
Proceeds from convertible notes payable	4,109	-
Contributed capital	1,000	-

Net Cash Provided by Financing Activities	46,313	-

NET INCREASE IN CASH	$4,893	$-
CASH AT BEGINNING OF PERIOD	-	-

CASH AT END OF PERIOD	$4,893	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid for interest:	$-	$-
Cash paid for taxes:	$-	$-

NON-CASH FINANCING AND INVESTING ACTIVITIES:

Common stock issued for subscriptions receivable	$-	$10,000

The accompanying notes are an integral part of these financial statements.

BIOTECH DEVELOPMENT CORP.

Notes to Financial Statements

May 31, 2014 and 2013

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Biotech Development Corp (“The Company”), was incorporated under the laws of the State of Nevada on May 6, 2013 as a biopharmaceutical risk/cost-sharing company, operating in Germany, to collaborate clinical stage companies that develop new biological entities or new therapeutic platforms in the treatment of various rare diseases. The Company is pursuing the commercial development of a drug candidate called elafin, which is a human identic protein, in the treatment of postoperative inflammatory complications.

NOTE 2 - GOING CONCERN

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. As of May 31, 2014, the Company has a working capital deficit of $939,892 and an accumulated deficit of $932,885. The continuation of the

Company as a going concern is dependent upon the continued financial support from its management, and its ability to: identify future investment opportunities and obtain the necessary debt or equity financing and generate profitable operations from the Company’s future operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

 NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investment instruments purchased with an initial maturity of three months or less to be cash equivalents.

Foreign Currency Translation

The functional currency of the Company is the United States dollar. However, often the Company transacts in the Euro. Consequently, monetary assets and liabilities are remeasured into United States dollars at the exchange rate on the balance sheet date and non-monetary items are remeasured at the rate of exchange in effect when the assets are acquired or obligations incurred. Revenues and expenses are remeasured at the average exchange rate prevailing during the year. Foreign currency transaction gains and losses are included in results of operations.

BIOTECH DEVELOPMENT CORP.

Notes to Financial Statements

May 31, 2014 and 2013

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

Under the asset and liability method prescribed under ASC 740, Income Taxes, The Company uses the liability method of accounting for income taxes.  The liability method measures  deferred income taxes by applying  enacted  statutory rates in effect at the  balance  sheet date to the  differences  between the tax basis of assets and  liabilities  and their  reported  amounts on the financial statements.  The resulting deferred tax assets or liabilities are adjusted to reflect changes in tax laws as they occur.  A valuation allowance is provided when it is more likely than not that a deferred tax asset will not be realized.

The Company recognizes the financial statement benefit of an uncertain tax position only after considering the probability that a tax authority would sustain the position in an examination. For tax positions meeting a “more-likely-than-not” threshold, the amount recognized in the financial statements is the benefit expected to be realized upon settlement with the tax authority. For tax positions not meeting the threshold, no financial statement benefit is recognized. As of May 31, 2014 and 2013, the Company has had no uncertain tax positions. The Company recognizes interest and penalties, if any, related to uncertain tax positions as general and administrative expenses. The Company currently has no federal or state tax examinations nor has it had any federal or state examinations since its inception. All of the Company’s tax years are subject to federal and state tax examination.

Basic Loss per Common Share

Basic loss per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of May 31, 2014 and 2013.

Fair Value Measurements

The fair value of a financial instrument is the amount that could be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets are marked to bid prices and financial liabilities are marked to offer prices. Fair value measurements do not include transaction costs. A fair value hierarchy is used to prioritize the quality and reliability of the information used to determine fair values. Categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fair value hierarchy is defined into the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities

Level 2: Observable market-based inputs or inputs that are corroborated by market data

Level 3: Unobservable inputs that are not corroborated by market data

Stock-Based Compensation

The Company follows the provisions of ASC 718, “Share-Based Payment”, which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values.  The Company uses the Black-Scholes pricing model for determining the fair value of stock based compensation.

BIOTECH DEVELOPMENT CORP.

Notes to Financial Statements

May 31, 2014 and 2013

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock-Based Compensation (Continued)

The Company accounts for non-employee share-based awards based upon ASC 505-50, “Equity-Based Payments to Non-Employees.”  ASC 505-50 requires the costs of goods and services received in exchange for an award of equity instruments to be recognized using the fair value of the goods and services or the fair value of the equity award, whichever is more reliably measurable. The fair value of the equity award is determined on the measurement date, which is the earlier of the date that a performance commitment is reached or the date that performance is complete.  Generally, our awards do not entail performance commitments.  When an award vests over time such that performance occurs over multiple reporting periods, we estimate the fair value of the award as of the end of each reporting period and recognize an appropriate portion of the cost based on the fair value on that date.  When the award vests, we adjust the cost previously recognized so that the cost ultimately recognized is equivalent to the fair value on the date the performance is complete.

The Company recognizes the cost associated with share-based awards that have a graded vesting schedule on a straight-line basis over the requisite service period of the entire award.

Recent Accounting Pronouncements

In June 2014, the FASB issued ASU 2014-10, “Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation”. The guidance eliminates the definition of a development stage entity thereby removing the incremental financial reporting requirements from U.S. GAAP for development or exploration stage entities, primarily presentation of inception to date financial information. The provisions of the amendments are effective for annual reporting periods beginning after December 15, 2014, and the interim periods therein. Accordingly, the Company has adopted this standard as of May 31, 2014.

The Company has evaluated recent accounting pronouncements and their adoption has not had or is not expected to have a material impact on the Company’s financial position or statements.

NOTE 4 – NOTES PAYABLE, RELATED PARTIES

As of May 31, 2014 and 2013 the Company’s notes payable due to related parties consisted of the following:

	May 31,	May 31,
	2014	2014
Note payable bearing interest at 5.0% per annum, originated May 16, 2013, due on December 7, 2014.	203,000	203,000

Note payable bearing interest at 5.0% per annum, originated May 16, 2014, due on October 13, 2014.	50,000	-
Total notes payable, related parties	$253,000	$203,000

On May 16, 2013, the Company entered into a loan contract with a related-party entity whereby the Company borrowed $203,000. Pursuant to the terms of the agreement, the note principal accrues interest at a rate of five percent per annum and is due to be repaid in 19 tranches of $10,000 and one final payment of $13,000.  The first installment payment was due on July 1, 2013.  As of May 31, 2014 the Company has made no payments on the note, and the note is in default. Accrued interest on the notes totaled $10,567 and $417 as of May 31, 2014 and 2013, respectively.

BIOTECH DEVELOPMENT CORP.

Notes to Financial Statements

May 31, 2014 and 2013

NOTE 4 – NOTES PAYABLE, RELATED PARTIES (CONTINUED)

On May 16, 2014 the Company entered into a loan contract with a related-party entity whereby the Company borrowed $50,000.  Pursuant to the terms of the agreement, the note principal accrues interest at a rate of five percent per annum and is due to be repaid in five tranches of $10,000.  The first installment payment was due on July 1, 2014.  Accrued interest on the note totaled $103 as of May 31, 2014.

With each of the notes payable above, 100 percent of the note proceeds, totaling $253,000 in the aggregate, were transmitted directly to a pharmaceutical development entity headquartered in Germany. The proceeds were transmitted pursuant to an agreement dated May 16, 2014 whereby the Company agreed to assist with the financing of the continued development of a certain cancer treatment drug.  Pursuant to the agreement the Company committed to provide funding of 425,000 Euro on the date of the agreement, and 100,000 Euro per month until a total of 3,500,000 Euro has been provided.  In exchange for the funding, the pharmaceutical entity contracted to pay the Company two percent of the net sales of the product within the European Union.

As of May 31, 2014 the future revenues to be derived from the sale of the cancer treatment drug in the European Union was not reasonably estimable.  Because of this, the Company has expensed the $253,000 paid to the pharmaceutical entity as research and development.

NOTE 5 – NOTES PAYABLE

As of May 31, 2014 and 2013 the Company’s notes payable consisted of the following:

	May 31,	May 31,
	2014	2014
Note payable bearing no interest, originated prior to inception and assigned to the Company on May 6, 2013, due on demand.	632,422	609,059

Note payable bearing interest at 5.0% per annum, originated February 24, 2014, due on demand.	40,847	-

Total notes payable	$673,269	$609,059

Accrued interest on the notes totaled $537 and $-0- as of May 31, 2014 and 2013, respectively.

BIOTECH DEVELOPMENT CORP.

Notes to Financial Statements

May 31, 2014 and 2013

NOTE 6 – CONVERTIBLE NOTES PAYABLE

As of May 31, 2014 and 2013 the Company’s convertible notes payable consisted of the following:

	May 31,	May 31,
	2014	2014
Convertible note payable bearing interest at 6.75% per annum, originated May 29, 2014, original maturity date of June 29, 2014. The note is convertible into common shares of the Company at 1.00 EUR per share.	4,109	-
Total convertible notes payable	$4,109	$-

The intrinsic value of the beneficial conversion feature and the debt discount associated with all convertible debts were recorded based on the relative fair value of the equity in relation to the debt in accordance with ASC 470. The total initial beneficial conversion feature recorded for the convertible notes equaled $-0- at origination.

Accrued interest on the notes totaled $-0- and $-0- as of May 31, 2014 and 2013, respectively.

NOTE 7 – STOCKHOLDERS’ EQUITY

The Company’s authorized capital stock consists of 500,000,000 shares of common stock, $0.001 par value per share. As of May 31, 2014 and 2013, there were 25,000,000 shares of common stock issued and outstanding, respectively.

On May 6, 2013, the Company issued 10,000,000 of common stock to Company founders for cash proceeds of $10,000 which was recorded as stock subscriptions receivable at May 31, 2014 as the cash had not been received by the Company.

On May 6, 2013, the Company issued 15,000,000 of common stock to Company founders for $15,000 worth of services performed. The shares were valued at the price per share of common stock issued for cash which was also equivalent to the par value of the Company’s common stock, or $0.001 per share.

On August 23, 2014, the Company received $1,000 as capital contribution from a Company investor.

BIOTECH DEVELOPMENT CORP.

Notes to Financial Statements

May 31, 2014 and 2013

NOTE 8 – SUBSEQUENT EVENTS

Convertible Notes Payable

Subsequent to May 31, 2014 the Company entered into various convertible note arrangements with various unrelated third parties. Pursuant to these notes, the Company received an aggregate of $144,163.  Each of the notes accrues interest at a rate of 6.75 percent per annum and is due 30 days from the respective note date. The note principal is convertible into common shares of the Company at a rate of one Euro per share.

Subsequent to May 31, 2014 the Company received $19,606 in cash from an unrelated third-party in exchange for a note payable. The note is convertible into shares of the Company’s common stock at a rate of 0.10 Euro per share, accrues no interest and is due on demand.

Subsequent to May 31, 2014 the Company received an aggregate of $2,506 in cash from two unrelated third parties in exchange for notes payable. The notes are convertible into shares of the Company’s common stock at a rate of $0.01 per share, accrue no interest, and are due on demand.

Merger Transaction

On September 30, 2014 the Company entered into a Share Exchange Agreement with National Graphite Corp.  (“NGI”) whereby NGI issued 25,000,000 shares of its common stock to the shareholders of the Company, in exchange for 100 percent of the Company’s issued and outstanding common stock.  The Agreement closed on October 24, 2014.  Upon closing the Company became a wholly-owned subsidiary of NGC.  Furthermore, upon closing the officers and directors of NGC resigned their positions and were replaced by the three individuals who were the sole shareholders of the Company immediately prior to the consummation of the agreement.  The transaction has been accounted for as a reverse-merger with the Company as the acquiring entity for accounting purposes, and NGI as the acquiring entity for legal purposes.

In accordance with ASC 855-10, Company management reviewed all material events through the date of this report, and there are no other material subsequent events to report.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Unaudited Pro forma Combined Balance Sheet as at May 31, 2014

Unaudited Pro forma Combined Statement of Operations for the year ended May 31, 2014

Notes to the Unaudited Pro forma Combined Financial Statements

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On September 30, 2014 (the “Closing Date”), National Graphite Corp. ("NGRC") closed a voluntary share exchange transaction (the “Exchange Transaction”) with Biotech Development Corp. ("BDC") and the shareholders of BDC. The shareholders of BDC agreed to transfer their BDC Shares on a 1-for-1 basis, in exchange for an aggregate of twenty-five million (25,000,000) newly issued shares of common stock of NGRC, par value $0.001. As a result of the exchange transaction, the BDC shareholders acquired 25,000,000 (90.5%) of the 27,613,996 shares of NGRC issued outstanding after the exchange transaction.

The share exchange constitutes a reverse acquisition and is considered to be a capital transaction in substance, rather than a business combination, therefore no goodwill or other intangible assets have been recorded.

The following Unaudited Pro Forma Combined Financial Statements give effect to the aforementioned acquisition based on the assumptions and adjustments set forth in the accompanying notes to the Unaudited Pro Forma Combined Financial Statements, which management believes are reasonable.  The Unaudited Pro Forma Combined Balance Sheet and Combined Statement of Operations, represents the combined financial position and operations of NGRC and BDC as of May 31, 2014 as if the merger occurred on June 1, 2013. These unaudited Pro Forma Combined Financial Statements and accompanying notes should be read in conjunction with the audited historical financial statements and related notes of NGRC.

The Unaudited Pro Forma Combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if the merger of NGRC and BDC had been consummated as of the beginning of the period indicated, nor is it necessarily indicative of the results of future operations.

NATIONAL GRAPHITE CORP.
Unaudited Pro forma Combined Balance Sheet
May 31, 2014

		Biotech			Adjusted
	National	Development	Pro forma		Pro forma
	Graphite Corp.	Corp.	Adjustments	Note	Totals

ASSETS

CURRENT ASSETS
Cash	$815	$4,893	$-		$5,708
Deposits	1,400	-	-		1,400
Total current assets	2,215	4,893	-		7,108

TOTAL ASSETS	$2,215	$4,893	$-		$7,108

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$29,849	$14,408	$-		$44,257
Accounts payable - related parties	39,000	-	-		39,000
Notes payable	-	673,269	-		673,269
Convertible notes payable, net	24,137	4,109	-		28,246
Notes payable, related parties	-	253,000	-		253,000
Total current liabilities	92,986	944,786	-		1,037,772

STOCKHOLDERS' EQUITY
Preferred stock (NGC)	675	-	-		675
Common stock (NGC)	2,289	-	25,000	{b}	27,289
Common stock (BDC)	-	25,000	(25,000)	{a}	-
Additional paid-in capital (BDC)	-	1,000	(1,000)	{a}	-
Additional paid-in capital (NGC)	2,684,593	-	939,893	{a} {b}	3,624,486
Stock subscriptons receivable	-	(10,000)	-		(10,000)
Other comprehensive income	59	(23,007)	23,007	{a}	59
Accumulated deficit	(2,778,387)	(932,886)	(961,900)	{a} {b}	(4,673,173)
Total stockholders’ equity	(90,771)	(939,893)	-		(1,030,664)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,215	$4,893	$-		$7,108

NATIONAL GRAPHITE CORP.
Unaudited Pro forma Combined Condensed Statement of Operations
For the Year Ended May 31, 2014

		Biotech			Adjusted
	National	Development	Pro forma		Pro forma
	Graphite Corp.	Corp.	Adjustments	Note	Totals

REVENUES	$-	$-	$-		$-

OPERATING EXPENSES
Exploration of resource properties	33,624	-	-		33,624
Impairment of mineral interests	582,820	-	-		582,820
Depreciation and amortization	541	-	-		541
Professional fees	100,200	-	-		100,200
General and administrative	128,893	1,696	-		130,589
Research and development	100,200	94,204	-		194,404
Total operating expenses	946,278	95,900	-		1,042,178

LOSS FROM OPERATIONS	(946,278)	(95,900)	-		(1,042,178)

OTHER EXPENSES
Interest expense	(1,068)	(10,790)	-		(11,858)
Total Other Expenses	(1,068)	(10,790)	-		(11,858)

LOSS BEFORE INCOME TAXES	(947,346)	(106,690)	-		(1,054,036)
PROVISION FOR INCOME TAXES	-	-	-		-

NET LOSS	$(947,346)	$(106,690)	$-		$(1,054,036)

BASIC AND DILUTED LOSS PER SHARE	$(0.03)	$(0.00)			$(0.04)

BASIC AND DILUTED WEIGHTED AVERAGE	27,288,996	25,000,000			27,288,996

NATIONAL GRAPHITE CORP.
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1.	BASIS OF PREPARATION

The Unaudited Pro Forma Combined Balance Sheet represents the combined financial position of Biotech Development Corp and National Graphite Corp. as of May 31, 2014 as if the acquisition occurred on June 1, 2013.

The Unaudited Pro Forma Combined Statements of Operations represents the combined financial position of Biotech Development Corp and National Graphite Corp. assuming that the acquisition took place on June 1, 2013.

2.	PRO FORMA ADJUSTMENTS

	{a}	To eliminate the equity of Biotech Development Corp.

{b}

To record the issuance of 25,000,000 shares of National Graphite common stock in the acquisition of Biotech Development Corp. and to adjust additional paid-in capital and accumulated deficit based on the related exchange ratio inherent in the share exchange agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Graphite Corp.

Dated: April 23, 2015

/s/ Ulrike Dickmann

By: Ulrike Dickmann

Its:  President and Chief Executive Officer